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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  DECEMBER 10, 1997

                      BAY VIEW SECURITIZATION CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


    DELAWARE                      333-16233                    93-1225376
----------------            ----------------------       --------------------
State or other               (Commission File No.)        (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation or
organization


C/O BAY VIEW BANK
1840 GATEWAY DRIVE
SAN MATEO, CALIFORNIA                                            94404
----------------------                                     ------------------
Address of principal                                            Zip Code
 executive offices


      Registrant's telephone number, including area code:  (650) 573-7300


     2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7300
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            (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated November 30, 1997


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                                 BAY VIEW 1997 RA-1 AUTO TRUST
                                             BY: BAY VIEW SECURITIZATION
                                                 CORPORATION
                                                 ORIGINATOR OF TRUST



Dated:  December 19, 1997                    By:  /s/ David A. Heaberlin
                                                  ----------------------
                                                  David A. Heaberlin
                                                  Treasurer and
                                                  Chief Financial Officer

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